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                                                                EXHIBIT 10.51

                             FIRST AMENDMENT TO THE
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                            EXECUTIVE RETENTION PLAN


          The Public Service Company of New Mexico (the "Company") hereby adopts the following First Amendment to the Public Service Company of New Mexico Executive Retention Plan (the "Plan"), such First Amendment to be effective January 1, 1994.

                                    RECITALS

          WHEREAS, the Company adopted the Plan effective May 1, 1990, reserving the right in Article IX to amend the same; and

          WHEREAS, the Company desires to amend the Plan, as follows:

          NOW, THEREFORE, the Plan shall be, and the same hereby is, amended as follows:

          1. Article II Section R. in reference to "XLT members" is hereby deleted in its entirety and replaced with the term [Reserved] and a new Section K-1 is inserted between the letters K and L as follows:

               K-1 "Management Committee members" shall mean those Participants
                    ----------------------------
     who are members of the Management Committee of the Company.

          2. The term XLT member or XLT members as set forth in Article II Section M.; in Article II Section N.; in Article V Section A.; and again in
Article V Section D shall be deleted and replaced with the phrase Management Committee members.

     IN WITNESS WHEREOF, the Public Service Company of New Mexico caused this First Amendment to the Public Service Company of New Mexico Executive Retention Plan to be executed by its authorized officers as of the date first above written.

                                         PUBLIC SERVICE COMPANY
                                          OF NEW MEXICO



                                         By
                                           ------------------------
                                           BENJAMIN F. MONTOYA
                                           President
ATTEST:


- ---------------------------
PATRICK T. ORTIZ
Secretary